SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): April 7, 2003



                        EVCI CAREER COLLEGES INCORPORATED
             (Exact name of registrant as specified in its charter)



               DELAWARE                  001-14827              06-1488212
               --------                  ---------              ----------
     (State of other jurisdiction       (Commission            (IRS Employer
           of incorporation)            File Number)         Identification No.)



         35 EAST GRASSY SPRAIN ROAD, SUITE 200, YONKERS, NEW YORK 10710
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (914) 787-3500




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  EXHIBITS

                 99   Press release of EVCI dated April 7, 2003


ITEM 9.  REGULATION FD DISCLOSURE

         On April 7, 2003, EVCI issued a press release entitled "EVCI Issues Guidance for Record Revenue and Net Income for First Quarter of 2003". A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference. The press release is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K and is being presented under
Item 9 of Form 8-K in accordance with interim guidance issued by the SEC in Release Nos. 33-8216 and 34-47583.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EVCI CAREER COLLEGES INCORPORATED



Dated:     April 22, 2003                By: /s/ RICHARD GOLDENBERG
                                             ------------------------------
                                             Name:  Richard Goldenberg
                                             Title: Chief Financial Officer